UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 20, 2004
Date of Report (Date of earliest event reported)

Exact Name of Registrant as Specified in
Its Charter; State of Incorporation;
Commission File	Address of Principal Executive Offices;	IRS Employer
Number	and Telephone Number	Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street—37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 10 South Dearborn Street – 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321	36-0938600

1-1401	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURES
Press Release

Section 8 – Other Events

Item 8.01. Other Events

On December 20, 2004, Exelon Corporation (Exelon) and Public Service Enterprise Group Incorporated (PSEG) issued a joint news release announcing that they have entered into a definitive agreement for a merger of the two companies. The news release is attached to this report as Exhibit 99.1.

A webcast teleconference will be held by Exelon and PSEG for the investment community and the media on December 20, 2004, at 1:00 P.M. Eastern Time. The dial in number for the teleconference will be 800-289-0572 (domestic) or 913-981-5543 (international). The webcast can also be accessed through Exelon’s website at ‘www.exeloncorp.com’ or PSEG’s website at ‘www.pseg.com’.

Exelon and PSEG will also host a press conference on December 20, 2004, at 2:30 P.M. Eastern Time at PSEG’s headquarters located at 80 Park Plaza, rooms 206-207, Newark, NJ. The press conference will also be available by teleconference and webcast. The dial in numbers for the press call will be 800-406-5356 (domestic) or 913-981-5572 (international). A replay of the press call will be available by dialing 888-203-1112 (domestic) or 719-457-0820 (international) and using access code:175664.

A general description of the Agreement and Plan of Merger, dated December 20, 2004, between Exelon and PSEG, is included in the news release attached to this report as Exhibit 99.1, which is incorporated herein by reference. A copy of the Agreement and Plan of Merger will be filed in a separate report.

* * * * *

This combined Form 8-K is being filed separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (collectively, the Exelon Registrants). Information contained herein relating to any individual Exelon Registrant has been filed by such registrant on its own behalf. No individual Exelon Registrant makes any representation as to information relating to any other Exelon Registrant.

Except for the historical information contained herein, certain of the matters discussed in this report constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding benefits of the proposed merger, integration plans, and expected synergies, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of the Exelon Registrants, and the current expectations of management of PSEG, Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (PSEG Power), and PSEG Energy Holdings LLC (PSEG Holdings and together with PSEG, PSE&G and PSEG Power, the PSEG Registrants). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PSEG could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may experience more difficulties than expected in achieving operating improvements at jointly owned nuclear generating facilities; (11) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (12) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (13) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. A discussion of some of these other important factors and assumptions is contained in the Exelon Registrants’ and PSEG Registrants’ respective filings with the SEC, including: (1) the Exelon Registrants’ 2003 Annual Report on Form 10-K – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Business Outlook and the Challenges in Managing Our Business for Each of Exelon, ComEd, PECO and Generation; (2) the Exelon Registrants’ 2003 Annual Report on Form 10-K – Item 8. Financial Statements and Supplementary Data: Exelon – Note 19, ComEd – Note 15, PECO – Note 14 and Generation – Note 13; and (3) the PSEG Registrants’ Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004 – Forward Looking Statements. These risks, as well as other risks associated with the merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Exelon will file with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this report may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. None of the Exelon Registrants or PSEG Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
COMMONWEALTH EDISON COMPANY
PECO ENERGY COMPANY
EXELON GENERATION COMPANY, LLC

/s/ Robert S. Shapard
Robert S. Shapard
Executive Vice President and Chief
Financial Officer
Exelon Corporation

December 20, 2004